SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement         [   ]   Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-12

                            HYTEK MICROSYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                           --------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

              -------------------------------

         (2)  Aggregate number of securities to which transaction applies:

              --------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              --------------------------------

         (4)  Proposed maximum aggregate value of transaction:

               ---------------------------------

         (5)  Total fee paid:

                ---------------------------------

[   ]    Fee paid previously with preliminary materials.
[   ]    Check  box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:________________
         (2)      Form, Schedule or Registration Statement No.:_________________
         (3)      Filing Party:________________
         (4)      Date Filed:_________________

                            HYTEK MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 2000


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the "Company"), a California corporation, will be held on Friday, May 19, 2000 at 1:00 p.m., local time, at the Glen Eagles
     Restaurant,  3700 No. Carson St.,  Carson City,  Nevada  (telephone  number
     (775) 884-4414), for the following purposes:

          1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

          2. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 30, 2000.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 24, 2000 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                                              By Order of the Board of Directors

                                                     /s/ Sally B. Chapman
                                                     SALLY B. CHAPMAN, Secretary
Carson City, Nevada
April 7, 2000

                            HYTEK MICROSYSTEMS, INC.

                              400 Hot Springs Road
                            Carson City, Nevada 89706

                                 PROXY STATEMENT

                               PROCEDURAL MATTERS

Annual Meeting
--------------

The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the "Company" or "Hytek") for use at the Annual Meeting of Shareholders to be held Friday, May 19, 2000 at 1:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Glen Eagles Restaurant, 3700 No. Carson St., Carson City, Nevada.

The Company's principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek's telephone number at that address is (775) 883-0820.

These proxy solicitation materials and the Company's 1999 Annual Report to Shareholders (consisting of a letter from the President and the Company's Annual Report on Form 10-KSB for the fiscal year ended January 1, 2000, without exhibits) were mailed on or about April 12, 2000 to all shareholders entitled to vote at the meeting.

Record Date; Outstanding Shares
-------------------------------

Shareholders of record at the close of business on March 24, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 3,166,458 shares of the Company's Common Stock, no par value, were issued and outstanding.

Revocability of Proxies
-----------------------

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Quorum; Abstentions; Broker Non-Votes
-------------------------------------

The required quorum for the transaction of business at the Annual Meting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting with respect to such matter (the "Votes Cast").

The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Voting and Solicitation
-----------------------

Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (5) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

On all other matters, each share has one vote.

Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder's intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

Shareholder Proposals
---------------------

Proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company's proxy materials for that meeting must be received at the principal executive offices of the Company no later than December 14, 2000, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

If a stockholder wishes to present a proposal at the Company's annual meeting in the year 2001 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline computed in accordance with the Company's bylaws (the "Bylaw Deadline") for such meeting, as described below under "Other Matters". If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

SEC rules also establish a deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2001 annual meeting is February 28, 2001 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2001 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is April 22, 2000.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Nominees for Director
---------------------

A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

The following table sets forth certain information as of the Record Date with respect to each director:


Name                                    Director Since                     Age
---------------------------             --------------                     ---

Shou-Chen Yih..............                  1976                           65
Charles S. Byrne...........                  1994                           55
Robert Boschert............                  1990                           63
Edward W. Moose............                  1988                           70
Edward Y. Tang.............                  1990                           60


Mr. Yih, who was elected Chairman of the Board of Directors of the Company in October 1990, has been self-employed as a real estate investor for more than the last five years. Mr. Yih also serves as Chairman of Biocare, LLC, a small limited liability corporation producing medical reagents.

Mr. Byrne was elected President and Chief Executive Officer and a Director of the Company effective September 1, 1994. He also served as Chief Financial
Officer and Secretary of the Company from October 1990 until July 1998. Mr. Byrne served as Director of Finance for the Company between January 1988 and October 1990. Between July 1987 and January 1988, he was acting Controller of Topaz Semiconductor, Inc., a wholly-owned subsidiary of the Company during that period. Prior to that, Mr. Byrne had 20 years experience as a chief financial officer, division controller and cost accountant in the aerospace, electronics and scientific instrument industries.

Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert is also a director of Digital Power Corporation.

Mr. Moose has been President of E. M. Moose, Inc., a restaurant operating firm, since May 1992. From April 1991 through April 1992, Mr. Moose served as a private consultant in the restaurant industry. From September 1973 through March 1991, Mr. Moose served as President and Chief Executive Officer of Washington Square Park Corporation, a restaurant operating firm.

Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as President, Chief Executive Officer and a director of such company since its formation.

All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

Vote Required
-------------

The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Recommendation
--------------

The Board of Directors recommends that the shareholders vote "FOR" the proposed slate of directors.

Security Ownership
------------------

     The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company's Common Stock by each director, by each executive officer named in the Summary Compensation Tables, by all current directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:


                                                 Shares of Common Stock
                                                 Beneficially Owned (1)
                                                 ----------------------
Name and Address of Beneficial Owner                Number of Shares            Percent of Total
------------------------------------             ----------------------         ----------------

Shou-Chen Yih..............................            233,067(2)                      7.1%
     930 Cumberland Court
     Foster City, California  94404

Charles S. Byrne...........................            102,500(3)                      3.1%

Jonathan B. Presnell.......................             15,000(4)                        *

Sally B. Chapman...........................              5,000(5)                        *

Robert Boschert............................             31,667(6)                        *

Edward W. Moose............................             21,667(7)                        *

Edward Y. Tang.............................             26,667(8)                        *

All current executive officers and directors           435,568(4) (5)
as a group (7 persons)                                        (6) (7)

                                                              (8) (9)                 13.3%


------------------
*  Less than one percent

(1) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2) Includes 11,667 shares issuable upon exercise of options held by Mr. Yih, which options are exercisable within 60 days of the Record Date.

(3) Includes 37,500 shares issuable upon exercise of options held by Mr. Byrne, all of which are exercisable within 60 days of the Record Date.

(4) Includes 15,000 shares issuable upon exercise of options held by Mr. Presnell, which options are exercisable within 60 days of the Record Date.

(5) Includes 5,000 shares issuable upon exercise of options held by Ms. Chapman, which options are exercisable within 60 days of the Record Date.

(6) Includes 6,667 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(7) Includes 11,667 shares issuable upon exercise of options held by Mr. Moose, which options are exercisable within 60 days of the Record Date.

(8) Includes 11,667 shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(9)  Includes  20,000  shares  issuable  upon  exercise  of options  held by two
     non-director   executive  officers  of  the  Company,   all  of  which  are
     exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial reports of ownership of the Company's securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: Directors Boschert, Tang and Yih each filed one Form 4 late reporting one transaction.

Board Meetings and Committees
-----------------------------

The Board of Directors of the Company held a total of four meetings during the fiscal year ended January 1, 2000 (the "Last Fiscal Year"). The Board of

Directors has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

The Audit Committee recommends engagement of the Company's independent public accountants, reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent public accountants. This Committee, currently consisting of Messrs. Yih and Tang, held one meeting during the Last Fiscal Year.

The Compensation Committee reviews and approves the Company's executive compensation and administers the Company's 1981 Incentive Stock Option Plan and 1991 Stock Option Plan with respect to the Company's officers and directors. This Committee, currently consisting of Messrs. Boschert and Moose, held two meetings during the Last Fiscal Year.

During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

Executive Officers of the Company
---------------------------------

The executive officers of the Company are as follows:


Name                       Position                                        Age
----------------           ------------------------------------            ---

Charles S. Byrne           President and Chief Executive Officer            55

Jon B. Presnell            Vice-President and Chief Operating Officer       49

Sally B. Chapman           Chief Financial Officer and Secretary            45


Mr. Presnell was promoted to the position of Vice-President and General Manager of Custom Products in October 1993 and to Chief Operating Officer in May 1998. He has been an employee of the Company since 1980. During that time, he served as General Manager of the Carson City facility from May 1987 through December 1988 and as Director of Sales and Marketing for the Company from January 1989 until October 1993. Prior to joining Hytek, Mr. Presnell was employed as an Electrical Engineer for Texas Instruments, Inc.

Ms. Chapman joined the Company May 1998 as Controller. She was promoted to Chief Financial Officer and Secretary in July 1998. Ms. Chapman has twenty years experience as an accountant and chief financial officer in various industries and was previously employed as Accounting Manager for Hytek from June 1995 to June 1996. From 1997 until 1998, Ms. Chapman was Chief Financial Officer for Four Corners Paper, a paper manufacturing and distribution company. From 1990 through 1994, Ms. Chapman was Controller for Sunbird Security, a security systems and service provider.

Executive Compensation
----------------------

The following tables set forth certain information for the Last Fiscal Year as to the only executive officers of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission ( the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                      Annual                      Long-Term Compensation
                                   Compensation                           Awards
                          ------------------------------------    -----------------------
Name and                                                          Securities Underlying
Principal Position        Year       Salary ($)      Bonus ($)            Options (#)
------------------        ----       ----------      ---------    -----------------------

Charles S. Byrne          1999       $  91,974       $      0                0
President and Chief
Executive Officer         1998       $ 109,205       $      0             25,000 (1)

                          1997       $  84,376       $ 15,000                0

Jonathan B. Presnell      1999       $  86,391       $      0                0
Vice-President and
Chief Operating Officer   1998       $  94,115       $ 17,500                0

                          1997       $  77,274       $ 15,000                0


(1) In May 1998, the Compensation Committee awarded Charles S. Byrne an option to purchase 25,000 shares of Common Stock at an exercise price of $5.00 per share. This option becomes exercisable over a four-year period and expires in May 2003.

The following table sets forth information regarding options granted to Named Executive Officers during the last fiscal year:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                              Number of      Percent of
                              Securities     Total Options/
                              Underlying     granted             Exercise or
                              Options        to employees        Base Price          Expiration
Name                          Granted (#)    in Fiscal Year      ($/share)           Date
--------------------          -----------    --------------      -----------        -----------

Charles S. Byrne               0                 -                    -                  -

Jonathan B. Presnell           0                 -                    -                  -


The Company has not granted any Stock Appreciation Rights.

The following table sets forth the value of all unexercised stock options held by the Named Executive Officers at the end of the Last Fiscal Year:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                     Number of Securities           Value of Unexercised
                                                     Underlying Unexercised         In-the-Money Options
                                                     Options at FY-End (#)           at FY-End   ($)
                                                    -----------------------        ----------------------
                      Shares Acquired   Value             Exercisable/                  Exercisable/
Name                  on Exercise (#)   Realized ($)     Unexercisable                 Unexercisable
--------------------  ---------------   ------------     --------------                --------------

Charles S. Byrne                0          $   0         50,000 / 25,000  (1)          $35,875 / 0

Jonathan B. Presnell       25,000        $35,875         11,250 / 3,750   (2)          $      0/ 0


(1) Includes (i) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $0.375 per share (fair market value at the date of grant) that is fully exercisable and that expires October 24, 2000, (ii) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $3.07 per share (fair market value at the date of grant), of which 18,750 shares were exercisable at fiscal year end, and (iii) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $5.00 per share (fair market value at the date of grant), of which 6,250 shares were exercisable at fiscal year-end. The average of the last available bid and ask prices on January 1, 2000 was $1.81 per share.

(2) Includes (i) an Employee Incentive Stock Option to purchase 15,000 shares of Common Stock at the exercise price of $3.07 per share (fair market value at the date of grant), of which 11,250 shares were exercisable at fiscal year end. The average of the last available bid and ask prices on January 1, 2000 was $1.81 per share.

Directors' Compensation
-----------------------

Each director of the Company who is not an employee (currently four persons) receives a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. In addition, the non-employee directors participate in the 1991 Directors' Stock Option Plan described below.

Directors' Option Plan
----------------------

The Company's 1991 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in February 1991 and approved by the shareholders in May 1991. A total of 100,000 shares of Common Stock were initially reserved for issuance thereunder. On September 11, 1997, the Board of Directors amended the 1991 Director's Stock Option Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares to a total of 200,000 shares and to provide that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more shall automatically be granted an option to purchase 5,000 shares on such date of each fiscal year. This amendment was approved by the shareholders in May 1998.

During fiscal 1999, an option to purchase 5,000 shares at an exercise price of $1.81 per share was automatically granted under the Directors' Plan to each of directors Yih, Boschert, Moose and Tang. Such options expire in January 2010. At January 1, 2000, options to purchase 45,000 shares had been exercised, options to purchase 75,000 shares were outstanding and 80,000 shares remained available for future grant under the Directors' Plan.

                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young, LLP as independent auditors to examine the financial statements of the Company for the year ending December 30, 2000. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not vote to retain Ernst & Young, the selection of independent auditors will be reconsidered by the directors.

Ernst & Young (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

Recommendation
--------------

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Ernst & Young.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Under the Company's bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder's notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company's books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company's proxy materials.

                          ANNUAL REPORT ON FORM 10-KSB

Hytek is a "small business issuer" within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year's proxy statement.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 1, 2000 (the "1999 Form 10-KSB") and the President's Letter to the Shareholders dated April 1, 2000, which together comprise the Company's 1999 Annual Report to Shareholders, is being delivered herewith. Copies of the 1999 Form 10-KSB (without exhibits) may be obtained at no charge upon request to:
Sally B. Chapman, Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, Nevada 89706.


April 7, 2000                                By Order of the Board of Directors
Carson City, Nevada                                        /s/ Sally B. Chapman
                                                    SALLY B. CHAPMAN, Secretary

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            HYTEK MICROSYSTEMS, INC.
                    Proxy for Annual Meeting of Shareholders

The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 1999 Annual Report to
Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on May 19, 2000, at 1:00 p.m., local time, at the Glen Eagles Restaurant, 3700 No. Carson St., Carson City, Nevada and hereby appoints Shou-Chen Yih and Charles S. Byrne, and either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1.  ELECTION OF DIRECTORS
       [   ]    FOR all nominees listed       [   ]    WITHHOLD AUTHORITY
                below (except as marked                to vote for all nominees
                to the contrary below).                listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

          Shou-Chen Yih; Charles S. Byrne; Robert Boschert; Edward W. Moose; Edward Y. Tang


2.   PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG.

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

                                     (Continued and to be signed on other side)

(Continued from other side)

     Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                             Dated:_____________________________


                                              ----------------------------------

                                                      (Signature of Shareholder)

                                              ----------------------------------

                                                      (Signature of Shareholder)

                    (This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.